SECURITIES AND EXCHANGE COMMISSION
                    Washington, D.C. 20549




                           FORM 8-K



                        CURRENT REPORT



              Pursuant to Section 13 or 15(d) of
              the Securities Exchange Act of 1934




Date of Report (Date of earliest event reported)          November 14, 1996


                  Northern States Power Company
    (Exact name of registrant as specified in its charter)


                           Minnesota
        (State or other jurisdiction of incorporation)


     1-3034                                                 41-0448030
(Commission File Number)                  (IRS Employer Identification No.)


414 Nicollet Mall, Mpls, MN                                        55401
(Address of principal executive offices)                        (Zip Code)



Registrant's telephone number, including area code          612-330-5500



(Former name or former address, if changed since last report)






Item 5.   Other Events

On November 14, 1996 NRG Energy, Inc. (NRG) a wholly owned subsidiary of Northern States Power Company, a Minnesota corporation (the Company) issued a news release announcing the signing of a definitive purchase agreement with Bolivian Power Company Limited for the purchase of all outstanding common stock. Attached, as Exhibit 99.01, is the news release.

Item 7.   Financial Statements and Exhibits

(c)  EXHIBITS


Exhibit
  No.          Description

 99.01         November 14, 1996 News Release from NRG





                             SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      Northern States Power Company
                                      (a Minnesota Corporation)



                                      By   /s/
                                         Gary R. Johnson
                                         Vice President and General
                                           Counsel




Dated: November 15, 1996


                         EXHIBIT INDEX

Method of      Exhibit
 Filing          No.     Description

  DT            99.01    November 14, 1996 News Release from NRG



DT = Filed electronically with this direct transmission.